
ASTORIAFINANCIAL
LONG ISLAND'S PREMIER COMMUNITY BANK
ASTORIA FEDERAL SAVINGS

ASTORIA FINANCIAL CORPORATION

www.astoriafederal.com

Investor Presentation
Third Quarter Ended
September 30, 2010

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile **NYSE: AF**

- $18.9 billion in assets
- $14.9 billion in loans
- $12.1 billion in deposits
- 7.2% deposit market share in Long Island market [1]
  - Largest thrift depository
- Insider & ESOP stock ownership: 21%[2]
- Well capitalized
  - Bank regulatory capital
    - ✓ Core and tangible capital: 7.59%
    - ✓ Risk-based capital: 14.13%
    - ✓ Tier 1 risk-based capital: 12.87%

All figures in this presentation are as of September 30, 2010, except as noted.
(1) Deposit market share data as of June 30, 2010.
(2) Includes 5.9 million options to acquire AF common stock.

Operating Results

(Dollars in thousands, except per share data)

	Operating Income (1) (Non-GAAP)		
	9 Months 2010	9 Months 2009	9 Months 2008
Net interest income	$332,326	$323,814	$280,439
Provision for loan losses	100,000	150,000	24,000
Net interest income after provision for loan losses	232,326	173,814	256,439
Non-interest income	55,841	63,340	69,668
Non-interest expense (general and administrative expense)	207,141	193,370	177,015
Income before income tax expense	81,026	43,784	149,092
Income tax expense	29,021	13,360	45,318
Operating income	$ 52,005	$ 30,424	$103,774
Diluted operating earnings per common share	$0.55	$0.33	$1.14
Operating income	$ 52,005	$ 30,424	$103,774
Add back:			
Income tax expense	29,021	13,360	45,318
Provision for loan losses	100,000	150,000	24,000
9 months pre-tax, pre-provision operating income	$181,026	$193,784	$173,092
Average interest earning assets	$18,760,445	$20,283,078	$20,615,716
Net interest margin	2.36%	2.13%	1.81%

(1) For a reconciliation of GAAP measures to non-GAAP measures (operating income), please refer to pages 38 and 39.

Astoria Financial Corporation

Same Simple Business Model



MORTGAGE LENDING
• Portfolio lender, not a mtge. banker
• 1-4 Family, Multi-Family and CRE expertise
• Solid asset quality
EFFICIENCY
RETAIL BANKING
• Premier community bank on Long Island
• Dominant deposit market share
• #1 thrift depository in core market
SOLID RETURNS

Astoria Financial Corporation

1-4 Family Mortgage Lending

✓ $11.4 billion portfolio

- Primarily 5/1 and 7/1 jumbo prime hybrid ARMs
- No sub-prime, payment option or negative amortization ARM lending
- YTD originations of $2.4 billion(1), average loan amount for portfolio = $734,000 with a weighted average LTV at origination of 62%
- Weighted average LTV(2) on total 1-4 family loan portfolio < 61%
  - $4.9 billion originated 2008, 2009, 2010; weighted average LTV = 56%(2)

✓ Multiple delivery channels provide flexibility & efficiency

- Retail
- Commissioned brokers covering 17 states(3)
- Third party originators – correspondents covering 18 states(3)

✓ Geographically diversified portfolio

- Reduces lending concentrations

(1) Includes $171.1 million of loans held-for-sale.
(2) LTV ratios are based on current principal balances and original appraised values.
(3) All loans underwritten to Astoria's stringent standards. Includes Washington, D.C.

Astoria Financial Corporation

Multi-family/Commercial Real Estate Portfolio

✓ $3.1 billion in portfolio

– Weighted average coupon at September 30, 2010: 6.04%[1]

– Weighted average LTV < 60%[2]

– Average loan < $1 million

✓ Approximately 70% of multi-family portfolio is subject to rent control or rent stabilization

✓ Limit originations in current economic environment

(1) Excludes non-performing loans
(2) Based on current principal balances and original appraised values.

Leading Retail Banking Franchise

- $12.1 billion in deposits, 85 banking office network
  - Serving the Long Island market since 1888
- Low cost/stable source of funds – weighted average rate: 1.49%
- $11.3 billion, or 93%, of total deposits emanate from within 5 miles of a branch – no broker or municipal deposits
- Banking offices with high average deposits contribute to efficiency
  - Long Island Offices (82) – *Nassau (28), Queens (17), Suffolk (25), Brooklyn (12)* – Average Deposits of $141 Million
  - Westchester Offices (3) – Average Deposits of $181 Million
- Alternative delivery channels
  - ATM's, telephone and Internet banking

Retail Banking Philosophy

- Organic growth vs. de-novo branching
- Differentiation from competition
  - Maintain pricing discipline
  - Pro-active sales culture – PEAK Process
  - Focus on customer service – High customer satisfaction
  - Community involvement – Support over 625 local organizations and not-for-profit agencies

Astoria Federal is an integral part of the fabric of the communities it serves

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking:
#1- all thrifts, #4- all banks



Kings County (Brooklyn)

Population: 2,567,699
Median household income: $43,793
Deposits: $1.5 billion
Branches: 12
Market share: 4%
Rank: #1 thrift, #7 all banks

Queens County

Population: 2,306,637
Median household income: $57,589
Deposits: $2.8 billion
Branches: 17
Market share: 7%
Rank: #1 thrift, #4 all banks

Nassau County

Population: 1,337,619
Median household income: $101,176
Deposits: $4.8 billion
Branches: 28
Market share: 9%
Rank: #1 thrift, #4 all banks

Suffolk County

Population: 1,492,400
Median household income: $85,329
Deposits: $2.8 billion
Branches: 25
Market share: 8%
Rank: #1 thrift, #4 all banks

TOTAL 4 COUNTY POPULATION: 7,704,355
Exceeds population of 38 individual U.S. states

Sources: FDIC Summary of Deposits (as of June 30, 2010)
SNL Financial LC

Astoria Financial Corporation

Market Share Trend 1999 - 2010

Brooklyn, Queens, Nassau and Suffolk

Ranked by market share gain (loss)
($ in millions)

	Institution	June 30, 2010 Deposits	June 99-10 Growth $	June 99-10 Growth %	June 10 Market Share	June 99-10 Market Share Gain/(Loss)	June 99-10 Change in # of Branches
1	TD Bank	$ 7,926	$ 7,926	100.0 %	4.8 %	4.8 %	79
2	Citibank	20,872	7,031	50.8	12.6	0.2	(18)
3	**ASTORIA***	**11,919**	**2,725**	**29.6**	**7.2**	**(1.0)**	**(2)**
4	HSBC	10,849	2,318	27.2	6.6	(1.1)	(8)
5	NY Community	9,037	994	12.4	5.5	(1.8)	25
6	Bank of America	7,466	(472)	(5.9)	4.5	(2.6)	0
7	Capital One	21,400	4,023	23.2	13.0	(2.7)	6
8	Chase	34,464	6,344	22.6	20.9	(4.4)	33
	Total - Top 8	**$ 123,933**	**$ 30,889**	**33.2 %**	**75.0 %**	**(8.5) %**	**+ 115**
	Total - Core Market	**$ 165,174**	**$ 53,831**	**48.3 %**	**100.0 %**		**+ 382**

* Astoria's deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits.
Source: FDIC Summary of Deposits. Data as of June 30, 2010. Top 8 represents institutions with deposits exceeding $5 Billion.

Astoria Financial Corporation

Low Expense Ratio


Percent
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2005
2006
2007
2008
2009
3Q10*
All U.S. Thrifts
NY Thrifts
AF

Expense ratio represents non-interest expense divided by average assets. * Most recent quarterly data available for All US Thrifts and NY Thrifts is for 2Q10.
Source: SNL Financial LC

Astoria Financial Corporation

Current Focus

- ***Credit***
- Margin
- Interest Rate Risk

Asset Quality Focus

- Limited credit risk
  - ✓ Conservative underwriting, top quality loans, low LTVs at origination
  - ✓ No sub-prime, payment option or negative amortization ARM lending
  - ✓ Non-performing loans: $399.6 million or 2.11% of total assets
    - Includes $53.5 million of troubled debt restructurings ("TDR")
    - Includes $247.8 million, or 72%, of non-performing one-to-four family loans which, at 6 months delinquent and annually thereafter, were reviewed and charged-off as needed, to estimated fair value less estimated selling costs
    - No geographic concentration of NPLs
    - Net charge-offs to average loans outstanding: 76 basis points (9 months 2010 annualized)
- Top quality MBS portfolio
  - ✓ 97% GSE/agency, balance 'AAA' rated
  - ✓ CMOs, seasoned collateral, well structured with minimal extension risk
  - ✓ Average life 1.8 years

Asset Quality Metrics

At or For the Nine Months Ended September 30, 2010
($ in millions)

	1-4 Family	Multi-family	CRE	Construction	Consumer & Other	Total
Loan portfolio balance	$ 11,368.9	$ 2,309.1	$ 793.4	$ 15.7	$ 319.3 (1)	$ 14,899.2 (2)
Non-performing loans	$ 345.7 (3)	$ 38.5 (4)	$ 3.7	$ 6.7	$ 5.0	$ 399.6 (3,4)
NPLs as a % of total loans	2.32 %	0.26 %	0.02 %	0.05 %	0.03 %	2.68 %
Net charge-offs	$ 56.0	$ 22.4	$ 6.2	$ 1.5	$ 1.7	$ 87.8
Net charge-offs to avg. total loans (annualized)	48 bp	19 bp	5 bp	1 bp	1 bp	76 bp (5)

(1) Includes home equity loans of $290.6 million
(2) Includes $92.8 million of net unamortized premiums and deferred loan costs
(3) Includes $247.8 million reviewed and adjusted, as needed, at 180 days delinquent and annually thereafter
(4) Includes $22.4 million of TDRs performing in accordance with their modified terms
(5) Does not cross foot due to rounding

Astoria Financial Corporation

Geographic Composition of 1- 4 Family NPLs

At September 30, 2010
($ in millions)

State	1-4 Family Loans	% of Total 1-4 Family Loans	1-4 Family Non-Performing Loans	% of Total 1-4 Family Non-Performing Loans	1-4 Family Non-Performing Loans as a % of State Totals
New York	$ 3,119.2	27.4 %	$ 48.8	14.1 %	1.56 %
Illinois	1,430.9	12.6	51.1	14.8	3.57
Connecticut	1,057.6	9.3	30.9	8.9	2.92
California	911.7	8.0	41.3	11.9	4.53
New Jersey	853.7	7.5	50.0	14.5	5.86
Massachusetts	787.3	6.9	11.8	3.4	1.50
Virginia	707.4	6.2	16.9	4.9	2.39
Maryland	699.0	6.1	41.9	12.1	5.99
Washington	330.7	2.9	0.6	0.2	0.18
Florida	236.2	2.1	26.9	7.8	11.39
All other states (1)	1,235.2	11.0	25.5	7.4	2.06
TOTAL	**$ 11,368.9**	**100.0 %**	**$ 345.7**	**100.0 %**	**3.04 %**

(1) Includes 28 states and Washington, D.C.

Astoria Financial Corporation

1-4 Family Delinquency Ratios: AF vs. MBA

Loans delinquent 30 days or more


16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
Percent
LI Savings Bank Acquisition 09/30/98
Outsourced Mtge. Servicing 12/31/05
09/30/98
12/31/98
03/31/99
06/30/99
09/30/99
12/31/99
03/31/00
06/30/00
09/30/00
12/31/00
03/31/01
06/30/01
09/30/01
12/31/01
03/31/02
06/30/02
09/30/02
12/31/02
03/31/03
06/30/03
09/30/03
12/31/03
03/31/04
06/30/04
09/30/04
12/31/04
03/31/05
06/30/05
09/30/05
12/31/05
03/31/06
06/30/06
09/30/06
12/31/06
03/31/07
06/30/07
09/30/07
12/31/07
03/31/08
06/30/08
09/30/08
12/31/08
03/31/09
06/30/09
09/30/09
12/31/09
03/31/10
06/30/10
MBA - NY
MBA - US
AF

Source: MBA National Delinquency Survey.

Astoria Financial Corporation

Asset Quality Trends

At or for the period ended
($ in millions)

	3Q09	2Q10	3Q10	Linked Qtr. Change	Year Over Year Change
30-89 Day Delinquencies	$273.5	$308.4	$252.0	($56.4)	($21.5)
Non-Performing Loans	$408.5	$415.1	$399.6	($15.5)	($8.9)
Net Loan Charge-offs	$33.6	$34.7	$24.8	($9.9)	($8.8)
Provision for Loan Losses	$50.0	$35.0	$20.0	($15.0)	($30.0)

	09/30/09	06/30/10	09/30/10
ALL / Total Loans	1.11%	1.37%	1.38%
ALL / NPLs	43%	51%	52%
Adjusted ALL / Adjusted NPLs (1)	79%	120%	131%

(1) Adjusted NPLs represent total NPLs excluding one-to-four family mortgage loans which, at 180 days delinquent and annually thereafter, were reviewed and charged-off as needed, to the estimated fair value of the underlying collateral at such time, less estimated selling costs. Adjusted ALL represents the total ALL excluding the ALL related to the aforementioned delinquent loans. For a reconciliation of the ALL to adjusted ALL and NPLs to adjusted NPLs, please refer to page 40.

Astoria Financial Corporation

Current Focus

- Credit
- ***Margin***
- Interest Rate Risk

Margin Outlook

Lower asset yields should be somewhat offset by lower liability costs enabling us to maintain a relatively stable margin.

- 3Q10 margin: 2.32%
- CDs were either issued or repriced during September 2010 with a weighted average rate of 0.71%
- CDs scheduled to mature during the next three quarters:
  - 4Q10: $2.0 billion with a weighted average rate of 1.81%
  - 1Q11: $1.0 billion with a weighted average rate of 1.68%
  - 2Q11: $0.8 billion with a weighted average rate of 2.22%
- Borrowings scheduled to reprice during the next three quarters:
  - 4Q10: $0.4 billion with a weighted average rate of 3.81%
  - 1Q11: $0.4 billion with a weighted average rate of 3.21%
  - 2Q11: $0.2 billion with a weighted average rate of 3.61%
- Hybrid ARMs scheduled to reset and reprice downward into 1 year ARMs:
  - 4Q10: $0.9 billion with a weighted average rate of 4.66%
  - 1Q11: $0.7 billion with a weighted average rate of 4.64%
  - 2Q11: $0.9 billion with a weighted average rate of 4.34%

Note: CDs referenced herein exclude Liquid CDs

Current Focus

- Credit
- Margin
- ***Interest Rate Risk***

Interest Rate Risk Management

- One year cumulative interest rate sensitivity gap: (0.61)%
  - 2010 Activity:
    - ✓ Approximately $1.3 billion of CDs* were extended for terms of at least 2 years
    - ✓ $525 million of borrowing were extended for an average term of 3.3 years

- Key balance sheet components
  - Approximately $5 billion, or 35%, of mortgage portfolio matures or reprices within one year or less
  - Weighted average life of MBS portfolio of 1.8 years

* Excludes Liquid CDs

Investment Summary

- **Simple, time-tested business model**
  - Quality mortgage lending
  - Quality retail banking
  - Pre-tax, pre-provision operating income: $241 million (9 months 2010 annualized)[1]
- **Positive credit trends**
  - Suggests future credit cost improvement
- **Attractive retail banking franchise**
  - Dominant deposit market share in Long Island market
  - Core deposit growth
- **Well capitalized**
- **Inside ownership at 21%**[2]

(1) Please refer to the table on page 4.
(2) Includes 5.9 million options to acquire AF common stock.

Addendum

ASTORIA FINANCIAL CORPORATION

www.astoriafederal.com

LONG ISLAND'S PREMIER COMMUNITY BANK

Ownership Profile

At September 30, 2010


Insider & ESOP
21%
Retail
4%
Institutions
75%

Astoria Financial Corporation

Solid and Seasoned Management Team

	Responsibility	Age	Yrs. in Banking
George L. Engelke, Jr. Chairman & CEO	Chief Executive Officer	72	39
Monte N. Redman President & COO	Chief Operating Officer	60	36
Alan P. Eggleston EVP, Secretary & General Counsel	Legal	57	30
Frank E. Fusco EVP, Treasurer & CFO	Chief Financial Officer	47	21
Arnold K. Greenberg Executive Vice President	Support Services	70	39
Gerard C. Keegan Vice Chairman & CAO	Retail Banking	64	39
Gary T. McCann Executive Vice President	Mortgage Lending	57	34

Astoria Financial Corporation

Bank Regulatory Capital[(1)]

At September 30, 2010



Percent
15
12
9
6
3
0
7.59%
7.59%
12.87%
14.13%
Core
Tangible
Tier 1 Risk-Based
Risk-Based

(1) Astoria Federal Savings

Astoria Financial Corporation

1-4 Family Mortgage Loan Originations*

By Product Type



3/1 ARM
5/1 ARM
Other ARM
Other
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.6 B
$3.2 B
$3.3 B
$2.7 B
$3.8 B
$3.8 B
$3.6 B
$2.4 B
2003
2004
2005
2006
2007
2008
2009
YTD 09/30/10

	2003	2004	2005	2006	2007	2008	2009	YTD 09/30/10
Net portfolio growth:	($238.3) M	+$83.7 M	+$703.2 M	+$456.2 M	+$1.4 B	+$721.3 M	($454.3) M	($526.5) M
Weighted Avg. Portfolio Coupon at Period End	5.26%	5.05%	5.19%	5.48%	5.70%	5.64%**	5.22%**	4.87%**

* Includes loans originated for sale
** Excludes non-performing loans

Astoria Financial Corporation

1-4 Family Mortgage Loan Originations*

By Delivery Channel


$4.0
$3.0
$2.0
$1.0
$0.0
$3.2 B
$3.3 B
$2.7 B
$3.8 B
$3.8 B
$3.6 B
$2.4 B
2004
2005
2006
2007
2008
2009
YTD 09/30/10
Retail
Broker
Correspondent

* Includes loans originated for sale.

Astoria Financial Corporation

Geographic Composition of 1-4 Family Originations

For the quarter ended September 30, 2010



New York
40%
New Jersey
4%
Connecticut
8%
Illinois
15%
Massachusetts
7%
Other < 5%
26%

Total 1-4 Family Loan Originations
$0.7 Billion (1)
Weighted Average LTV: 63% (3)

For the nine months ended September 30, 2010



New York
40%
New Jersey
4%
Connecticut
7%
Illinois
14%
Massachusetts
8%
Other < 5%
27%

Total 1-4 Family Loan Originations
$2.4 Billion (2)
Weighted Average LTV: 62% (3)

(1) Includes $55.8 million originated for sale.
(2) Includes $171.1 million originated for sale.
(3) Excludes loans originated for sale.

Astoria Financial Corporation

Geographic Composition of 1-4 Family Loan Portfolio

At September 30, 2010


New York
27%
New Jersey
8%
Connecticut
9%
Illinois
13%
California
8%
Massachusetts
7%
Virginia
6%
Maryland
6%
Other < 5%
16%

Total 1-4 Family Loan Portfolio
$11.4 Billion

Astoria Financial Corporation

Geographic Composition of Multi-family/CRE Portfolio Loans

At September 30, 2010


Other
3%
Florida
3%
New York,
New Jersey,
Connecticut
94%

Total Multifamily/CRE Portfolio
$3.1 Billion

Astoria Financial Corporation

Acquisition History

Year	Thrift	# Branches	Assets (in millions)
1973	Metropolitan Federal	2	$ 50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal (1)	1	25
1987	Oneonta Federal (1)	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York (2)	18	1,800
1997	The Greater NY Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600
	TOTAL	**86**	**$11,590**

(1) Branches sold in 1999
(2) One satellite office closed in 1997

Core Community Deposits

At September 30, 2010



Money Market: $0.3B
Rate: 0.45%
Savings: $2.2B
Rate: 0.40%
Now/Demand: $1.7B
Rate: 0.06%
* Liquid CDs: $0.5B
Rate: 0.38%
* Retail CDs: $7.3B
Rate: 2.28%

Total - $12.1 Billion [(1)]

*** Note: 57% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.**

(1) Does not foot due to rounding

Astoria Financial Corporation

Sales – PEAK Process

Performance based on **E**nthusiasm, **A**ctions and **K**nowledge

"Sales Oriented and Service Obsessed"

- ✓ A "needs" based approach to sales rather than "product" based approach
- ✓ Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network
- ✓ Incentives for strong performance, both individual and team

Astoria Financial Corporation

Customer Satisfaction

Key Findings: *Favorably Positioned Against Competitors*

- 74% of Astoria customers are highly satisfied
- 72% of Astoria customers are highly likely to recommend Astoria to friend/family member
- Astoria customers are 25% more likely to net increase their deposit relationship than are competitor customers
- Satisfaction with the branch is by far the strongest driver of overall satisfaction – 83% of Astoria customers are highly satisfied with quality of branch service

Community Involvement

Key Initiatives

- Education First
  - Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live
- Neighborhood Outreach
  - Supports over 625 community-based organizations and not-for-profit agencies that enrich the communities within our market area
  - Reinforces community involvement by promoting neighborhood news and events in our local community branches
- Results/Recognition
  - Seven consecutive "Outstanding" Community Reinvestment Act ratings by OTS

Astoria Federal is an integral part of the fabric of the communities it serves

Reconciliation of GAAP Measures to Non-GAAP Measures

(In Thousands, Except Per Share Data)

Income and expense determined in accordance with GAAP (GAAP measures) excluding the adjustments detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Nine Months Ended September 30, 2010		
	GAAP	Adjustments (1)	Non-GAAP
Net interest income	$332,326	$ -	$332,326
Provision for loan losses	100,000	-	100,000
Net interest income after provision for loan losses	232,326	-	232,326
Non-interest income	60,476	(4,635)	55,841
Non-interest expense (general and administrative expense)	214,991	(7,850)	207,141
Income before income tax expense	77,811	3,215	81,026
Income tax expense	27,888	1,133	29,021
Net income (2)	$ 49,923	$ 2,082	$ 52,005
Diluted earnings per common share (2)	$0.53	$0.02	$0.55
Net income (2)	$ 49,923	$ 2,082	$ 52,005
Add back:			
Income tax expense	27,888	1,133	29,021
Provision for loan losses	100,000	-	100,000
Pre-tax, pre-provision income (3)	$177,811	$ 3,215	$181,026

(1) Non-interest income adjustment relates to the $6.2 million goodwill litigation settlement, partially offset by the $1.5 million impairment write-down of premises and equipment, recorded in the 2010 second quarter. Non-interest expense adjustment relates to the McAnaney litigation settlement recorded in the 2010 second quarter.

(2) Non-GAAP net income and non-GAAP EPS are also referred to as operating income and operating EPS in this presentation.

(3) Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income in this presentation.

Astoria Financial Corporation

Reconciliation of GAAP Measures to Non-GAAP Measures

(In Thousands, Except Per Share Data)

Income and expense determined in accordance with GAAP (GAAP measures) excluding the adjustments detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Nine Months Ended					
	September 30, 2009			September 30, 2008		
	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (4)	Non-GAAP
Net interest income	$323,814	$ -	$323,814	$280,439	$ -	$280,439
Provision for loan losses	150,000	-	150,000	24,000	-	24,000
Net interest income after provision for loan losses	173,814	-	173,814	256,439	-	256,439
Non-interest income (loss)	56,452	6,888	63,340	(8,028)	77,696	69,668
Non-interest expense (general and administrative expense)	203,221	(9,851)	193,370	177,015	-	177,015
Income before income tax expense	27,045	16,739	43,784	71,396	77,696	149,092
Income tax expense	7,501	5,859	13,360	25,502	19,816	45,318
Net income (2)	$ 19,544	$ 10,880	$ 30,424	$ 45,894	$ 57,880	$103,774
Diluted earnings per common share (2)	$0.21	$0.12	$0.33	$0.50	$0.64	$1.14
Net income (2)	$ 19,544	$ 10,880	$ 30,424	$ 45,894	$ 57,880	$103,774
Add back:						
Income tax expense	7,501	5,859	13,360	25,502	19,816	45,318
Provision for loan losses	150,000	-	150,000	24,000	-	24,000
Pre-tax, pre-provision income (3)	$177,045	$ 16,739	$193,784	$ 95,396	$ 77,696	$173,092

(1) Non-interest income adjustment relates to the $1.6 million lower of cost or market write-down of premises and equipment held-for-sale recorded in the 2009 second quarter and the $5.3 million other-than-temporary impairment write-down of securities charge recorded in the 2009 first quarter. Non-interest expense adjustment relates to the federal deposit insurance special assessment recorded in the 2009 second quarter.

(2) Non-GAAP net income and non-GAAP EPS are also referred to as operating income and operating EPS in this presentation.

(3) Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income in this presentation.

(4) Adjustments relate to the other-than-temporary impairment write-down of securities charge recorded in the 2008 third quarter.

Astoria Financial Corporation

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of Adjusted ALL/Adjusted NPLs
($ in millions)

	At Period End		
	09/30/09	06/30/10	09/30/10
NPLs	$408.5	$415.1	$399.6
1-4 family loans delinquent 180 days or more	($195.6)	($245.4)	($247.8)
Adjusted NPLs	$212.9	$169.7	$151.8
Allowance for loan losses ("ALL")	$176.6	$211.0	$206.2
ALL related to 1-4 family loans delinquent 180 days or more	($7.8)	($6.8)	($7.3)
Adjusted ALL	$168.8	$204.2	$198.9
ALL/NPLs	43%	51%	52%
Adjusted ALL/Adjusted NPLs	79%	120%	131%

Astoria Financial Corporation

Glossary

ARM	–	Adjustable Rate Mortgage
bp	–	Basis Point
CMO	–	Collateralized Mortgage Obligation
CRE	–	Commercial Real Estate
EPS	–	Diluted Earnings Per Share
ESOP	–	Employee Stock Ownership Plan
GAAP	–	Generally Accepted Accounting Principles
GSE	–	Government Sponsored Enterprise
LTV	–	Loan-To-Value Ratio
MBA	–	Mortgage Bankers Association
MBS	–	Mortgage-Backed Securities
NPL	–	Non-Performing Loan
OTS	–	Office of Thrift Supervision

Contact Information

Web site:	www.astoriafederal.com
Email:	ir@astoriafederal.com
Telephone:	(516) 327-7869
Address:	Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY 11042

Astoria Financial Corporation